Exhibit 99.1


                        CERTIFICATION OF PERIODIC REPORT

I, Kevin M. Kelly, President and Chief Executive Officer of Proginet Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. the Quarterly Report on Form 10-QSB of the Company for the three months ended April 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 29, 2003

                                         /s/ Kevin M. Kelly
                                         -------------------------------------
                                         Kevin M. Kelly
                                         President and Chief Executive Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO PROGINET CORPORATION AND WILL BE RETAINED BY PROGINET CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.



I, Debra A. DiMaria, Chief Financial Officer and Corporate Secretary of Proginet
Corporation.   (the  "Company"),   certify,  pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. the Quarterly Report on Form 10-QSB of the Company for the three months ended April 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 29, 2003

                                         /s/ Debra A. DiMaria
                                         -------------------------------------
                                         Debra A. DiMaria
                                         Chief Financial Officer and
                                         Corporate Secretary

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO PROGINET CORPORATION AND WILL BE RETAINED BY PROGINET CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.